SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2015

MIX 1 LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-170091	68-0678499
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10575 N. 114th Suite 103

Scottsdale, AZ 85259

Tel. (480) 344-7770

 (Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MIX 1 LIFE, INC.

Form 8-K

Current Report

ITEM 7.01. REGULATION FD DISCLOSURE

On January 13, 2015, Mix 1 Life, Inc. (the “Company”) will be presenting at the 17th Annual ICR XChange Conference (“ICR XChange”) at the JW Marriot Orlando Grande Lakes in Orlando, Florida. The Company is scheduled to present at the ICR Xchange on Tuesday, January 13, 2015 at 3:00 p.m. Eastern Standard Time.

The presentation will be broadcast on the Internet by ICR XChange and will be made available on the Company’s website at www.mix1life.com. The presentation materials include information that the Company may disclose during the ICR XChange.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX 1 LIFE, INC.

Date: January 12, 2015	By:	/s/ Cameron Robb
Cameron Robb
Chief Executive Officer